Exhibit 10.4

GUARANTY AGREEMENT

THIS GUARANTY AGREEMENT (the “Guaranty”) is made by AMREP Southwest, Inc., a New Mexico corporation (the “Guarantor”), to and for the benefit of BOKF, NA dba Bank of Albuquerque (the “Lender”), with reference to the following:

1.           Recitals. The following Recitals apply to this Guaranty.

A.       Lender and Lomas Encantadas Development Company, LLC, a New Mexico limited liability company, are parties to a Loan Agreement dated the same day as this Guaranty (the “Loan Agreement”), under the terms of which Lender agreed to lend to Borrower, and Borrower agreed to borrow from Lender, up to the principal amount of $4,750,000.00 for the purposes set forth in the Loan Agreement (the “Loan”).

B.       Pursuant to the Loan Agreement, Borrower has signed and delivered to Lender a Non-Revolving Line of Credit Promissory Note dated the same day as this Guaranty in the original principal amount of $4,750,000.00 (the “Note”).

C.       The Note is secured by, among other things, a Mortgage, Security Agreement and Financing Statement dated November 16, 2017, and recorded in the real property records of Sandoval County, New Mexico, on November 17, 2017, as Document No. 2017027198 (the “Mortgage”), given by Borrower to Lender.

D.       Guarantor’s execution of this Guaranty is one of the conditions precedent to Lender’s obligations under the Loan Agreement.

2.           Guaranty. Guarantor hereby absolutely, irrevocably and unconditionally guarantees to Lender the performance and payment when due (whether at a stated maturity or earlier by reason of acceleration or otherwise or at any other time required by any of the Loan Documents) of all liabilities and obligations now or hereafter owing by Borrower to Lender under the Note and the other Loan Documents (defined in the Loan Agreement), including, without limitation, principal, interest, late charges, after-default interest, reasonable attorneys’ fees and collection costs, and all other liabilities and obligations of Borrower to Lender under the Note and the other Loan Documents (all of the foregoing being hereinafter referred to as the “Guaranteed Obligations”). Notwithstanding anything else contained in this Guaranty, the “Guaranteed Obligations” do not include the HSIA (as defined in the Loan Agreement) or any liabilities or obligations thereunder. Guarantor agrees that Guarantor’s liability under this Guaranty will be primary and direct, and that Lender will not be required to pursue any right or remedy it may have against Borrower under the Note or otherwise (and will not be required to first commence any action or obtain any judgment against Borrower or against property of Borrower in which Lender holds a security interest) before enforcing this Guaranty against Guarantor.

3.           Continuing Guaranty. This Guaranty is an absolute, unconditional and continuing guaranty of performance and payment of the Guaranteed Obligations. No notice of the Guaranteed Obligations to which this Guaranty may apply, or of any renewal, modification, consolidation, replacement, extension or amendment thereof, need be given to Guarantor and none of the foregoing acts will release Guarantor from liability hereunder. Guarantor hereby expressly waives: (a) demand for payment or performance, presentment, protest, notice of dishonor, nonpayment or nonperformance on any and all forms of the Guaranteed Obligations; (b) notice of acceptance of this Guaranty and notice of any liability to which it may apply; (c) all other notices and demands of any kind and description relating to the Guaranteed Obligations now or hereafter provided for by any statute, law, rule or regulation; (d) any and all rights or defenses arising by reason of election of remedies by Lender that destroys or otherwise adversely affects Guarantor’s subrogation rights or Guarantor’s rights to proceed against Borrower for reimbursement, including, without limitation, loss of rights Guarantor may suffer by reason of any law limiting, qualifying or discharging the Guaranteed Obligations; (e) any disability or other defense of Borrower of any other guarantor, or of any other person, or by reason of the cessation of Borrower’s liability from any cause whatsoever, other than payment in full in legal tender of the Guaranteed Obligations; (f) any right to claim discharge of the Guaranteed Obligations on the basis of impairment of any collateral for the Guaranteed Obligations; (g) any defenses given to Guarantor by any failure, neglect or omission by Lender to perfect in any manner the collection of the Guaranteed Obligations or the security given therefor, including the failure or omission to seek a deficiency judgment against Borrower; and (h) any and all other defenses of Borrower pertaining to the Guaranteed Obligations, including any Borrower counterclaim or claim of recoupment or setoff except the defense of discharge by payment. Guarantor will not be exonerated with respect to Guarantor’s liability under this Guaranty by any act or thing except payment or performance of the Guaranteed Obligations. Guarantor warrants and agrees that each of the waivers set forth above is made with Guarantor’s full knowledge of its significance and consequences and that, under the circumstances, the waivers are reasonable and not contrary to public policy or law. If such waiver is determined to be contrary to any applicable law or public policy, such waiver will be effective only to the extent permitted by law or public policy. Without limiting the generality of the foregoing, Guarantor waives any setoff or offset rights that Guarantor might otherwise have under applicable law, as amended from time to time (or under any corresponding present or future rule of law in any jurisdiction) by reason of any release of fewer than all persons who have guaranteed performance of the Guaranteed Obligations.

4.           Other Transactions. Lender is expressly authorized: (a) to exchange, surrender or release with or without consideration any or all collateral and security that may at any time be placed with it by Borrower or by any other person, or to forward or deliver any or all such collateral and security directly to Borrower for collection and remittance or for credit, or to collect the same in any other manner without notice to Guarantor; (b) to amend, modify, extend or supplement the Note, or other agreement with respect to the Guaranteed Obligations, to waive compliance by Borrower with the respective terms thereof and to settle or compromise any of the Guaranteed Obligations without notice to Guarantor and without in any manner affecting the absolute liability of Guarantor hereunder; and (c) to assign from time to time all or any part of Lender’s interest in the Note, this Guaranty and all other Loan Documents. The liability of Guarantor hereunder will not be affected or impaired by any failure, neglect or omission on the part of Lender to realize upon any of the Guaranteed Obligations of Borrower to Lender, or upon any collateral or security for any or all of the Guaranteed Obligations, nor by the taking by Lender of (or the failure to take) any other guaranty or guaranties to secure the Guaranteed Obligations, nor by the taking by Lender of (or the failure to take or the failure to perfect its security in) collateral or security of any kind. Guarantor acknowledges that this Guaranty is in effect and binding as to the Guarantor without reference to whether this Guaranty is signed by any other person or persons, and agrees that as to Guarantor, this Guaranty will continue in full force and effect, both as to the Guaranteed Obligations then existing and/or thereafter created, notwithstanding the release of or extension of time to any other guarantor of the Guaranteed Obligations or any part thereof.

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5.           Release and Waiver of Rights Against the Borrower. UNTIL THE GUARANTEED OBLIGATIONS ARE PAID IN FULL, GUARANTOR HEREBY WAIVES AND RELINQUISHES ANY RIGHT OF REIMBURSEMENT, SUBROGATION, INDEMNIFICATION OR OTHER RECOURSE OR CLAIM, WHETHER CONTINGENT OR MATURED, WHICH GUARANTOR MAY HAVE AGAINST BORROWER. IT IS THE EXPRESS INTENT OF GUARANTOR AND LENDER TO ELIMINATE ANY DEBTOR/CREDITOR RELATIONSHIP BETWEEN BORROWER AND GUARANTOR. GUARANTOR HEREBY EXPRESSLY RELEASES AND WAIVES ANY AND ALL PRESENT AND FUTURE RIGHTS AS CREDITOR OF BORROWER IN ALL RESPECTS, BUT NOT ANY RIGHTS GUARANTOR HAS AS A MEMBER OR MANAGER OF BORROWER.

6.           Application of Payments. Any and all payments upon the Guaranteed Obligations made by Guarantor or by any other person, and/or the proceeds of any or all collateral or security for any of the Guaranteed Obligations may be applied by Lender on such items of the Guaranteed Obligations as Lender may elect.

7.           Guarantor’s Warranties. Guarantor warrants and represents to Lender that this Guaranty has been duly executed and delivered by Guarantor and constitutes a legal, valid and binding obligation of Guarantor, enforceable in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, moratorium and other laws affecting creditors’ rights generally. Guarantor warrants to the Lender that Guarantor has a direct and substantial economic interest in the Borrower, and that Guarantor expects to derive benefits from transactions resulting in the creation of the Guaranteed Obligations. Lender may rely conclusively on a continuing warranty hereby made, that Guarantor continues to be benefited by Lender’s extension of credit to Borrower and Lender will have no duty to inquire into or confirm the receipt of any such benefits, and this Guaranty will be effective and enforceable by Lender without regard to the receipt, nature or value of any such benefits.

8.           Termination of Guaranty. Subject to paragraph 11 of this Guaranty, this Guaranty will terminate on the date on which all of the Guaranteed Obligations have been performed in full, all in accordance with the provisions of the Note and any other documents evidencing or securing payment of the Loan.

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9.           Recovery of Payment. If any payment received by Lender from Borrower or any other obligor and applied to the Guaranteed Obligations is subsequently set aside, recovered, rescinded or required to be returned for any reason (including, without limitation, the bankruptcy, insolvency or reorganization of Borrower or any other obligor), the Guaranteed Obligations to which such payment was applied will for the purposes of this Guaranty be deemed to have continued in existence, notwithstanding such application, and this Guaranty will be enforceable against Guarantor as to such Guaranteed Obligations as fully as if such application had never been made.

10.         New Promise. Any acknowledgement or new promise, whether supported by payment of principal or interest or otherwise and whether made by Borrower or others (including Guarantor) with respect to any of the Guaranteed Obligations will, if the statute of limitations in favor of Guarantor against Lender will have commenced to run, toll the running of such statute of limitations and, if the period of such statute of limitations will have expired, prevent the operation of such statute of limitations with respect to such promise.

11.         Discharge. Until termination of this Guaranty as provided in paragraph 8 of this Guaranty, the obligations of Guarantor under this Guaranty will not be released, in whole or in part, by reason of any waiver, extension, modification, forbearance or delay or other act or omission of Lender or its failure to proceed promptly or otherwise, or by reason of any action taken or omitted by Lender whether or not such action or failure to act varies or increases the risk of, or affects the rights or remedies of Guarantor, nor will any modification of any of the obligations of Borrower or the release of any security therefor by operation of law or by the action of any third party affect in any way the obligations of Guarantor under this Guaranty, and Guarantor hereby expressly waives and surrenders any defense to Guarantor’s liability hereunder based upon any of the foregoing acts, omissions, things, agreements or waivers or any of them, it being the purpose and intent of the parties hereto that the Guaranteed Obligations of Borrower constitute the direct and primary obligations of Guarantor and that the covenants, agreements and all obligations of Guarantor hereunder be absolute, unconditional and irrevocable.

12.         Remedies. All remedies afforded to Lender by reason of this Guaranty are separate and cumulative remedies and it is agreed that no one of such remedies, whether or not exercised by Lender, will be deemed to be in exclusion of any of the other remedies available to Lender and will in no way limit or prejudice any other legal or equitable remedy that Lender may have hereunder and with respect to the Guaranteed Obligations. Guarantor agrees that, included within the equitable remedies available to Lender hereunder is the right of Lender to elect to have any and all of the obligations and agreements of Guarantor hereunder specifically performed.

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13.         Judicial Actions. Guarantor hereby waives any and all right to cause a marshaling of the assets of Borrower or any other action by any court or other governmental body with respect thereto, or to cause Lender to proceed against any security for the Guaranteed Obligations or any other recourse that Lender may have with respect thereto or to set off the value of any such security, and further waive any and all requirements that Lender institute any action or proceeding at law or in equity against Borrower or anyone else, or with respect to the Note, or any collateral security therefor, as a condition precedent to making demand on or bringing an action or obtaining and/or enforcing a judgment against, Guarantor upon this Guaranty. Guarantor further waives any requirement that Lender seek performance by Borrower or any other person, of any obligation under the Note, or any collateral security therefor as a condition precedent to making a demand on, or bringing any action or obtaining and/or enforcing a judgment against, Guarantor upon this Guaranty, it being agreed that upon the occurrence of an event of default and acceleration of the Guaranteed Obligations, the obligations of Guarantor under this Guaranty will without further act mature immediately and automatically, without further notice or demand or any other action by Lender. Guarantor further acknowledges that time is of the essence with respect to Guarantor’s obligations under this Guaranty. Any remedy or right hereby granted that will be found to be unenforceable as to any person or under any circumstance, for any reason, will in no way limit or prevent the enforcement of such remedy or right as to any other person or circumstances, nor will such unenforceability limit or prevent enforcement of any other remedy or right hereby granted.

14.         Bankruptcy of Borrower. Guarantor expressly agrees that Guarantor’s liability and obligations under this Guaranty will not in any way be affected by the institution by or against Borrower or any other person or entity of any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or any other similar proceedings for relief under any bankruptcy law or similar law for the relief of debtors and that any discharge of any of the Guaranteed Obligations pursuant to any such bankruptcy or similar law or other law will not discharge or otherwise affect in any way the liabilities and obligations of Guarantor under this Guaranty, and that upon the institution of any of the above actions, at the sole discretion of Lender, such liabilities and obligations will be enforceable against Guarantor.

15.         Miscellaneous.

A.       Guarantor agrees to reimburse Lender upon demand for all reasonable out-of-pocket expenses (including reasonable attorneys’ fees and legal expenses) incurred by Lender arising out of or in connection with any failure of Guarantor to fully and timely perform Guarantor’s liabilities and obligations hereunder. In the event of litigation with respect to this Guaranty, the prevailing party will be entitled to recover its reasonable attorneys’ fees and costs.

B.       No delay on the part of Lender in the exercise of any power or right will operate as a waiver thereof, nor will any single or partial exercise of any power or right preclude other or further exercise thereof or the exercise of any other power or right.

C.       No invalidity, irregularity or unenforceability of all or any part of the Guaranteed Obligations or of any security therefor or other recourse with respect thereto will affect, impair or be a defense to this Guaranty, and this Guaranty is a primary obligation of Guarantor.

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D.       All notices, demands and requests or other communication to be sent by one party to the other hereunder or required by law will be in writing and will be deemed to have been validly made, given, served and received if given or served by delivery of same in person to the addressee or by depositing same with Federal Express or other nationally recognized overnight courier service for next business day delivery or by depositing same in the United States mail, postage prepaid, registered or certified mail, return receipt requested, addressed as follows:

Guarantor:	AMREP Southwest, Inc.

333 Rio Rancho Drive, Suite 202

Rio Rancho, New Mexico 87124

Attn: President

Lender:	BOKF, NA dba Bank of Albuquerque

100 Sun Avenue NE, Suite 500

Albuquerque, New Mexico 87109

Attn: Jordan Herrington, Vice President

All notices, demands and requests will be effective upon such personal delivery or upon being deposited with Federal Express or other nationally recognized overnight air courier or in the United States mail as required above. However, with respect to notices, demands or requests so deposited with an overnight air courier service or in the United States mail, the time period in which a response to any such notice, demand or request must be given will commence to run from the next business day following any such deposit with an overnight air courier service or, in the case of a deposit in the United States mail as provided above, the date on the return receipt of the notice, demand or request reflecting the date of delivery or rejection of the same by the addressee thereof. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given will be deemed to be receipt of the notice, demand or request sent. By giving to the other party hereto at least five (5) days’ written notice thereof in accordance with the provisions hereof, the parties hereto will have the right from time to time to change their respective addresses and each will have the right to specify as its address any other address within the United States of America.

E.       THIS GUARANTY AND ALL MATTERS RELATING HERETO OR THERETO OR ARISING THEREFROM (WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE), SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW MEXICO, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. GUARANTOR HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF SANDOVAL, STATE OF NEW MEXICO, AND IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS GUARANTY OR THE OTHER LOAN DOCUMENTS SHALL BE LITIGATED IN SUCH COURTS. GUARANTOR EXPRESSLY SUBMITS AND CONSENTS TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS.

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F.       Guarantor shall maintain a minimum net worth equal to or greater than $35,000,000.00 measured annually and determined by review of the financial information required to be provided to Lender by the terms of this Guaranty. Guarantor will provide to Lender: (a) Guarantor’s annual unaudited and without footnotes financial statement within one hundred twenty (120) days of fiscal year end; and (b) Guarantor’s quarterly unaudited and without footnotes financial statements within sixty (60) days of each quarter end, beginning with the quarter ending January 31, 2018. All financial information provided to Lender will be in form and content acceptable to Lender in its discretion.

G.       Financial Condition: The financial statements, information and materials of Guarantor heretofore delivered to Lender fairly and accurately present in all material respects Guarantor’s consolidated financial condition (including its assets and liabilities) as of the date or dates thereof (subject, in the case of the interim financial statements, to normal year-end adjustments and the absence of notes), and there have been no material adverse changes in Guarantor's financial condition or operations since the date or dates thereof. Guarantor does not currently have material guarantee obligations, contingent liabilities and liabilities for taxes, or any long-term leases or unusual forward or long-term commitments, which are not reflected in the most recent financial statements, information and materials referred to in this section.

H.       Paragraph headings herein are for convenience only and will not be deemed part of this Guaranty.

I.       The provisions and covenants of this Guaranty shall be binding upon Guarantor, and shall inure to the benefit of Lender, subsequent holders of this Guaranty, and their respective successors and assigns. For the purpose of this Guaranty, the term “Guarantor” shall mean all persons named as Guarantor and their successors and assigns. All representations, warranties, covenants, agreements and undertakings of Guarantor hereunder shall be deemed joint and several.

J.       For the purposes of this Guaranty, all defined terms contained in this Guaranty shall be construed, whenever the context of this Guaranty so requires, so that the singular shall be construed as the plural and so that the masculine, feminine and neuter shall be construed as the plural and so that the masculine, feminine and neuter shall be construed interchangeably as circumstances require.

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Dated Effective: December 18, 2017.

AMREP SOUTHWEST, INC.,
a New Mexico corporation

By	/s/ Carey A. Plant
Carey A. Plant, Secretary

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